                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        DATE OF REPORT: JANUARY 27, 2004

                              --------------------

                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------


   Maryland                         0-2525                     31-0724920
---------------            ---------------------          ----------------------
(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              --------------------

                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                              ---------------------

ITEM  5.  OTHER EVENTS.

         On January 27, 2004, Huntington Bancshares Incorporated ("Huntington") and Unizan Financial Corp. ("Unizan") issued a news release announcing that they had entered into an Agreement and Plan of Merger, dated as of January 27, 2004. A copy of the news release describing this transaction is attached as Exhibit
99.1 to this report, and is incorporated herein by reference. The materials used in connection with Huntington's conference call presentation on January 27, 2004 relating to the merger are attached as Exhibit 99.2 to this report, and are incorporated herein by reference.

         This Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between Huntington and Unizan, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of Huntington and Unizan may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the merger may not be obtained on the proposed terms and schedule; Unizan's stockholders may not approve the merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in Huntington's 2002 Annual Report on Form 10-K/A, Unizan's 2002 Annual Report on Form 10-K, and documents subsequently filed by Huntington and Unizan with the Securities and Exchange Commission. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Neither Huntington nor Unizan assume any obligation to update any forward-looking statement.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit 99.1  --  News Release of Huntington Bancshares Incorporated,
                           dated January 27, 2004.

         Exhibit 99.2  --  Presentation materials, January 27, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HUNTINGTON BANCSHARES INCORPORATED



Date:    January 27, 2004              By: /s/ Richard A. Cheap
                                           -------------------------------------
                                           Richard A. Cheap, Secretary

                                  EXHIBIT INDEX


     EXHIBIT NO.                DESCRIPTION

     Exhibit 99.1               News Release of Huntington Bancshares
                                Incorporated, dated January 27, 2004.

     Exhibit 99.2               Presentation materials, January 27, 2004.